Exhibit 10.10

GUARANTY

GUARANTY, dated as of August 14, 2008, made by each of the undersigned (each a “Guarantor”, and collectively, the “Guarantors”), in favor of the “Investors” (as defined below) and PORTSIDE GROWTH & OPPORTUNITY FUND, a company organized under the laws of the Cayman Islands, in its capacity as collateral agent for the Investors (in such capacity, the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Purchase Agreement, dated as of August 14, 2008, (as amended, restated, supplemented, replaced, modified or otherwise changed from time to time, the “Purchase Agreement”), among Nanogen, Inc., a Delaware corporation (the “Company”) and each party listed as a “Investor” on the Schedule of Investors (collectively, the “Investors”) attached thereto, the Company has agreed to issue, and each Investor has agreed to purchase, the Notes referred to in the Purchase Agreement (as amended, restated, supplemented, replaced, modified or otherwise changed from time to time, collectively, the “Notes”)

WHEREAS, pursuant to the Securities Purchase Agreement, dated as of August 14, 2008 (as amended, restated, supplemented, replaced, modified or otherwise changed from time to time, the “Elitech Purchase Agreement” and collectively with the Purchase Agreement, the “Purchase Agreements”) between the Company and Financière Elitech SAS, a société par actions simplifiée formed under the laws of France (for the purposes of this Guaranty, also an Investor), the Company has agreed to issue, and the Investor has agreed to purchase, the Notes referred to in the Elitech Purchase Agreement;

WHEREAS, the Purchase Agreements require that the Guarantors execute and deliver, (i) this guaranty guaranteeing all of the obligations of the Company under the Purchase Agreements, the Notes and the Transaction Documents (defined below) and (ii) a Security Agreement dated the date hereof, for the benefit of the Collateral Agent, granting the Collateral Agent on behalf of the Investors, a lien in all of the U.S. Guarantors’ personal property (the “Security Agreement”); and

WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Investors to perform under the Purchase Agreements, each Guarantor hereby agrees with each Investor as follows:

SECTION 1. Definitions. Reference is hereby made to the Purchase Agreements and the “Notes” (as defined) in and issued pursuant to the Purchase Agreements and (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the “Notes”) for a statement of the terms thereof.

All terms used in this Guaranty, which are defined in the Purchase Agreements or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein. For the purposes of this Agreement, “Transaction Documents” shall include the “Transaction Documents” as defined in the Purchase Agreements, but shall not include the Elitech Guarantee (as defined therein) or any documents or agreements relating to or entered in connection with the Indenture, any Existing Securities Purchase Agreement, Existing Notes, Existing Warrants, Existing Exchange Agreements, Existing Exchange Notes, Existing Security Documents, New Amendment and Exchange Agreement and New Exchanged Notes (each as defined in the Purchase Agreements).

SECTION 2. Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise, of all obligations of the Company from time to time owing by it in respect of the Purchase Agreements, the Notes and the other Transaction Documents, including, without limitation, all principal of and all interest on the Notes (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding), and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (such obligations, to the extent not paid by the Company, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent or any Investor in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor’s liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Collateral Agent or any Investor under the Purchase Agreements and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Company (each, a “Transaction Party”).

SECTION 3. Guaranty Absolute; Continuing Guaranty; Assignments.

(a) The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction (other than mandatory public policy rules of the jurisdiction where enforcement against any Guarantor is sought) affecting any of such terms or the rights of the Collateral Agent or any Investor with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. To the maximum extent permitted by the national law of any Guarantor, the liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii) any taking, exchange, release or non-perfection of any Collateral (as defined in the Security Agreement), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and/or complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company and payment of all other amounts payable under this Guaranty (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the Maturity Date of the Notes (other than payment in full of the Notes and/or complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Collateral Agent or any Investor may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Collateral Agent or Investor herein or otherwise, in each case as provided in the Purchase Agreements or such Transaction Document. Notwithstanding the foregoing and for the avoidance of doubt, this Guaranty will expire and each Guarantor will be released from its obligation hereunder upon the earlier of payment in full and/or complete conversion of the Obligations (other than inchoate indemnity obligations) to equity securities of the Company.

SECTION 4. Waivers. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent or any Investor exhaust any right or take any action against any Transaction

Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledge that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5. Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent or any Investor against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid in full in cash and/or by complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company. If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and/or complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company, such amount shall be held in trust for the benefit of the Collateral Agent and the Investors and shall forthwith be paid to the Collateral Agent and the Investors to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Collateral Agent or any Investor of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be paid in full in cash and/or by complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company, the Collateral Agent and each Investor will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6. Representations, Warranties and Covenants.

(a) Each Guarantor hereby represents and warrants severally as to themselves as of the date first written above as follows:

(i) The Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

(ii) The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the Guarantor or its properties do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties which could reasonably be expected to result in a Material Adverse Effect.

(iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

(iv) Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v) Except as set forth in the Disclosure Schedule to the Purchase Agreements, the Registration Statement, the General Disclosure Package and Prospectus, there is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby.

(vi) The Guarantor (A) has read and understands the terms and conditions of the Purchase Agreements and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from any Investor, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of any Investor.

(vii) Each Guarantor that is a Foreign Subsidiary has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. Such foreign counsel were provided with copies of this Guaranty and the Transaction Documents prior to rendering their advice.

(b) The Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations and/or complete conversion of all of the Company’s obligations under the Notes to equity securities of the Company, it will comply with each of the covenants expressed to apply to the Company’s Subsidiaries or with which the Company covenants to cause the Subsidiaries’ compliance (except to the extent applicable only to a public company) which are set forth in Section 4(d), (g) and (k) of the Purchase Agreements as if the Guarantor were a party thereto.

SECTION 7. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent and any Investor may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Collateral Agent or any such Investor to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not the Collateral Agent or any such Investor shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. The Collateral Agent and each Investor agrees to notify the relevant Guarantor promptly after any such set-off and application made by the Collateral Agent or such Investor, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Collateral Agent and each Investor under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Collateral Agent or such Investor may have under this Guaranty or any other Transaction Document in law or otherwise.

SECTION 8. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor from time to time party hereto that is a Foreign Subsidiary (as defined in the Security Agreement) (together with the Italian Subsidiary, each, a “Foreign Subsidiary”), to the address of the Company set forth on the signature page hereto, if to any Guarantor that is not a Foreign Subsidiary, to it at its address set forth on the signature page hereto, or if to the Collateral Agent or any Investor, to it at its respective address set forth in the Purchase Agreements; or as to any Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed (by certified mail or airmail in case of notice to a Foreign Subsidiary, postage prepaid and return receipt requested), when received or five Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; or (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day.

SECTION 9. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.

(a) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

SECTION 10. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY INVESTOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COLLATERAL AGENT OR ANY INVESTOR WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS AGREEMENT.

SECTION 11. Taxes.

(a) All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of the Collateral Agent or any Investor by the jurisdiction in which the Collateral Agent or such Investor is organized or where it has its principal lending office and United States taxes, levies, imposts, deductions, charges or withholdings (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, “Taxes”). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to the Collateral Agent or any Investor pursuant to this sentence) the Collateral Agent and each Investor receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii) such Guarantor shall make such deduction or withholding,

(iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv) as promptly as possible thereafter, such Guarantor shall send the Collateral Agent or such Investor an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent or such Investor, as the case may be) showing payment. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, “Other Taxes”).

(b) Each Guarantor hereby indemnifies and agrees to hold the Collateral Agent and each Investor (each an “Indemnified Party”) harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which the Collateral Agent or such Investor makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c) If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify the Collateral Agent and each Investor for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

(d) If a Noteholder becomes aware that it is entitled to an exemption from or reduction in withholding tax under the law of the jurisdiction in which Guarantor is resident or treaty to which such jurisdiction is bound or party, the Investor shall execute the certificate and such documents prescribed by applicable law as will permit payments to be made without withholding or at a reduced rate of withholding.

(e) If a Noteholder determines in its sole discretion that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Guarantors or with respect to which the Guarantors have paid additional amounts pursuant to Section 11(a) hereof, it shall pay over such refund to the Guarantors (but only to the extent of indemnity payments made, or additional amounts paid, by the Guarantors under Section 11(a) hereof, with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Noteholder and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Guarantors, upon the request of a Noteholder agrees to repay the amount paid over to the Guarantors (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to a Noteholder in the event such Noteholder is required to repay such refund to such Governmental Authority. This Section shall not be construed to require Noteholder to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Guarantors or any other Person.

SECTION 12. Miscellaneous.

(a) Each Guarantor will make each payment hereunder in lawful money of the United States of America (“Dollars”) and in immediately available funds to the Collateral Agent and each Investor, at such address specified by such Person from time to time by notice to the Guarantors. The specification under this Guaranty of Dollars is of the essence. Each Guarantor’s obligation hereunder and under the other Transaction Documents to make payments in Dollars and shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than Dollars, except to the extent that such tender or recovery results in the effective receipt by each Investor of the full amount of Dollars expressed to be payable to such Investor under this Guaranty or the other Transaction Documents. If, for the purpose of obtaining or enforcing judgment in any court, it is necessary to convert into or from any currency other than Dollars (such other currency being hereinafter referred to as the “Judgment Currency”) an amount due in Dollars, the rate of exchange used shall be that at which Investor could, in accordance with normal lending procedures, purchase Dollars with the Judgment Currency on the Business Day preceding that on which final judgment is given. The obligation of each Guarantor in respect of any such sum due from it to any Investor hereunder shall, notwithstanding any judgment in such Judgment Currency, be discharged only to the extent that, on the Business Day immediately following the date on which such Investor receives any sum adjudged to be so due in the Judgment Currency, such Investor may, in accordance with normal banking procedures, purchase Dollars with the Judgment Currency. If the Dollars so purchased are less than the sum originally due to such Investor in Dollars, each Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Investor against such loss, and if the Dollars so purchased exceed the sum originally due to such Investor in Dollars, such Investor agrees to remit to such Guarantor such excess.

(b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor, the Collateral Agent and each Investor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) No failure on the part of the Collateral Agent or any Investor to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Investors provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Investors under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Investor to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent and each Investor hereunder, to the benefit of the Collateral Agent, the Investors and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Investor may assign or otherwise transfer its rights and obligations under the Purchase Agreements or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or such Investor, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent and each Investor.

(f) This Guaranty reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h) THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

NANOTRONICS, INC.

By:
Name:
Title:

EPOCH BIOSCIENCES, INC.

By:
Name:
Title:

Guaranty